SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       __________________________________


       Date of Report (Date of earliest event reported): February 10, 2004



                                VICOR CORPORATION
               (Exact name of Registrant as specified in charter)



        Delaware                      0-18277                 04-2742817
 ___________________________    _____________________        ____________
(State or other jurisdiction   (Commission file number)      (IRS employer
     of incorporation)                                     identification no.)




                 25 Frontage Road, Andover, Massachusetts 01810
                _________________________________________________
               (Address of principal executive offices) (Zip Code)



                                 (978) 470-2900
                                 ______________
              (Registrant's telephone number, including area code)

                                       N/A
                                       ___
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Exhibits.

(c)      Exhibits.  The following exhibit is being furnished herewith:

Exhibit
Number   Title

99.1              Vicor Corporation's press release dated February 10, 2004.


Item 12.  Results of Operations and Financial Condition.

On February 10, 2004, Vicor Corporation issued a press release announcing its financial results for the fourth quarter of 2003. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished under this Item 12, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, including for purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VICOR CORPORATION


Dated: February 10, 2004                    By:     /s/ Mark A. Glazer
                                                    _________________________
                                             Name:  Mark A. Glazer
                                            Title:  Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number    Title
_______   _____

99.1      Vicor Corporation's press release dated February 10, 2004.